                                                                  EXHIBIT 10.22

                                 AMENDMENT NO. 1
                             TO AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT
                              OF HCPI/UTAH II, LLC

            THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH, LLC ("Amendment") is made and entered into effective as of October 30, 2001, by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the "Managing Member"), and the Boyer Company, L.C., a Utah limited liability company ("Boyer"), as managing member or general partner of each other member of HCPI/Utah II, LLC.

                                    RECITALS
                                    --------

     A. Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of August 17, 2001 (the "LLC Agreement").

     B. The parties hereto desire to amend the LLC Agreement in the manner and on the terms and conditions set forth herein.

                                    AMENDMENT
                                    ---------

            NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.     Exhibit A.  Exhibit A to the LLC Agreement is hereby deleted in
            ---------   ---------
its entirety and is replaced with Exhibit A attached hereto.
                                  ---------

     2.     HCPI/Wesley. The following definition of "HCPI/Wesley" shall be
            -----------
added to Article I:

                 "HCPI/Wesley" shall mean HCPI/Wesley, LLC, a Delaware limited liability company and Subsidiary of the Company.

     3.     First Exchange Date. The definition of "First Exchange Date"
            -------------------
contained in Article I is hereby deleted and replaced with the following:

                 "First Exchange Date" means August 17, 2002.

     4.     Initial Non-Managing Members. The definition of "Initial
            ----------------------------
Non-Managing Members" contained in Article I is hereby deleted and replaced with the following:

                 "Initial Non-Managing Members" means the Non-Managing Members who acquired their Non-Managing Member Units in exchange for the Transferred Properties.

     5.     Preferred Return Per Unit. The definition of "Preferred Return Per
            -------------------------
Unit" contained in Article I is hereby deleted and replaced with the following:

                 "Preferred Return Per Unit" means with respect to each
            Non-Managing Member Unit outstanding on an LLC Record Date an amount initially equal to zero, and increased cumulatively on each LLC Record Date by the Preferred Return Per Unit Increase;
            provided, however, that (i) the increase in the Preferred Return
            Per Unit on the first LLC Record Date after the Initial Closing shall be the Preferred Return Per Unit Increase multiplied by a fraction, the numerator of which is 48 days (i.e., the number of days between the Initial Closing Date and the last day of the calendar quarter in which the Initial Closing occurs) and the denominator of which shall be 92 days; (ii) the increase in the Preferred Return Per Unit with respect to the Non-Managing Member Units issued on a Subsequent Closing Date that occurs prior to the LLC Record Date that is established during the same calendar quarter in which such Subsequent Closing Date occurs shall be zero, and the increase in the Preferred Return Per Unit on the next following LLC Record Date with respect to such Non-Managing Member Units shall be the Preferred Return Per Unit Increase multiplied by a fraction, the numerator of which is the number of days between the such Subsequent Closing Date and the last day of the calendar quarter in which such Subsequent Closing occurs and the denominator of which shall be 91 days; (iii) the increase in the Preferred Return Per Unit that occurs on the first LLC Record Date following a Subsequent Closing that occurs after the LLC Record Date established during the same calendar quarter in which such Subsequent Closing occurs ("Post Record Date Subsequent Closing"), with respect to those Non-Managing Member Units issued in connection with such Post Record Date Subsequent Closing, shall be the Preferred Return Per Unit Increase multiplied by a fraction, the numerator of which shall be the number of days in the period commencing on such Post Record Date Subsequent Closing and ending on the last day of the calendar quarter in which such Post Record Date Subsequent Closing occurs, and the denominator of which shall be 91 days.

     6.     Preferred Return Per Unit Increase. The following definition of
            ----------------------------------
"Preferred Return Per Unit Increase" shall be added to Article I:

                 "Preferred Return Per Unit Increase" means with respect to an
            LLC Record Date (except as provided in the definition of Preferred Return Per Unit), an amount equal to the product of (i) the cash dividend per

            REIT Share declared by the Managing Member for holders of REIT Shares on that LLC Record Date, multiplied by (ii) the Adjustment Factor in effect on that LLC Record Date.

     7.     Transferred Properties. The definition of "Transferred Properties"
            ----------------------
contained in Article I is hereby deleted and replaced with the following:

                 "Transferred Properties" means the "Properties" as that term is defined in the Contribution Agreement, except for the Properties known as "Stansbury" and "Wesley" which are to be contributed to HCPI/Stansbury and HCPI/Wesley, respectively, and shall also mean a one-hundred percent (100%) membership interest in HCPI/Stansbury and a one-hundred percent (100%) membership interest in HCPI/Wesley.

     8.     Effect of Amendment. Except to the extent expressly modified by
            -------------------
this Amendment, the LLC Agreement remains in full force and effect.

     9.     Conflicting Terms Wherever the terms of this Amendment and the
            -----------------
terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.

     10.    Defined Terms. All terms used in this Amendment with initial
            -------------
capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

                           [Signatures on Next Page]

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

MANAGING MEMBER:                   HEALTH CARE PROPERTY INVESTORS,
                                   INC., a Maryland corporation

                                   By:    _____________________________________
                                   Name:  Edward J. Henning
                                   Title: Senior Vice President, General Counsel
                                          and Corporate Secretary

NON-MANAGING MEMBERS:             THE BOYER COMPANY, L.C.,
                                  a Utah limited liability company,
                                  in its capacity as Managing Member of each limited liability company named below as a "Non-Managing Member" and in its capacity as General Partner of each limited partnership named below as a "Non-Managing Member"

                                  By:   _______________________________________
                                  Name: _______________________________________
                                  Its:  _______________________________________

Non-Managing Member
-------------------

BOYER OLD MILL II, L.C., a Utah limited liability company

BOYER-RESEARCH PARK ASSOCIATES, LTD., a Utah limited partnership

BOYER RESEARCH PARK ASSOCIATES VII, L.C., a Utah limited liability company CHIMNEY RIDGE, L.C., a Utah limited liability company

BOYER-FOOTHILL ASSOCIATES, LTD., a Utah limited partnership

BOYER RESEARCH PARK ASSOCIATES VI, L.C., a Utah limited liability company

BOYER STANSBURY II, L.C., a Utah limited liability company

BOYER RANCHO VISTOSO, L.C., a Utah limited liability company

BOYER-ALTA VIEW ASSOCIATES, LTD., a Utah limited partnership

BOYER KAYSVILLE ASSOCIATES, L.C., a Utah limited liability company

BOYER TATUM HIGHLANDS DENTAL CLINIC, L.C., a Utah limited liability company

AMARILLO BELL ASSOCIATES, a Utah general partnership

BOYER EVANSTON, L.C., a Utah limited liability company

BOYER DENVER MEDICAL, L.C., a Utah limited liability company

BOYER NORTHWEST MEDICAL CENTER TWO, L.C., a Utah limited liability company

BOYER CALDWELL MEDICAL, L.C., a Utah limited liability company

                                    EXHIBIT A
                         MEMBERS' CAPITAL CONTRIBUTIONS

Non-Managing Members
Address:
                                                                                     with a copy to:
c/o The Boyer Company, L.C.                                                          Parr, Waddoups, Brown, Gee & Loveless
127 South 500 East, Suite 310                                                        185 South State Street, Suite 1300
Salt Lake City, Utah 84102                                                           Salt Lake City, Utah 84111-1536
Attention:          Steven B. Ostler                                                 Attention:          David E. Gee, Esq.
Telephone No.:      (801) 521-4781                                                   Telephone No.:      (801) 532-7840
Facsimile No.:      (801) 521-4793                                                   Facsimile No.:      (801) 532-7750

---------------------------------------------------------------------------------------------------------------------------------
Member                                     Contribution     Gross Asset Value of   Net Asset Value of     Unit Value   Number of
                                                                Contribution         Contribution                        Units
---------------------------------------------------------------------------------------------------------------------------------
Boyer-Research Park Associates, Ltd.      ARUP I / ARUP II    $25,313,000.00         $9,815,414.25          $34.80      282,052
---------------------------------------------------------------------------------------------------------------------------------
Boyer Research Park Associates VII, L.C.  ARUP III            $10,000,000.00         $5,171,620.63          $34.80      148,609
and Chimney Ridge, L.C.
---------------------------------------------------------------------------------------------------------------------------------
Boyer-Foothill Associates, Ltd.           Myriad I             $7,498,000.00         $3,153,549.02          $34.80       90,619
---------------------------------------------------------------------------------------------------------------------------------
Boyer-Research Park Associates VI, L.C.   Myriad II            $6,450,000.00         $2,087,736.74          $34.80       59,991
---------------------------------------------------------------------------------------------------------------------------------
Boyer-Foothill Associates, Ltd.           Myriad III                  $10.00                 $0.00          $34.80            0
---------------------------------------------------------------------------------------------------------------------------------
Boyer Old Mill II, L.C.                   Old Mill            $10,451,000.00         $2,484,180.37          $34.80       71,383
---------------------------------------------------------------------------------------------------------------------------------
Boyer Rancho Vistoso, L.C.                Rancho Vistoso       $7,121,294.00         $1,809,162.84          $34.80       51,987
---------------------------------------------------------------------------------------------------------------------------------
Boyer Kaysville Associates, L.C.          HCA Supply           $4,985,409.00           $995,190.82          $34.80       28,597
---------------------------------------------------------------------------------------------------------------------------------
Boyer Tatum Highlands Dental Clinic, L.C. Tatum Dental         $1,144,000.00           $197,823.32          $34.80        5,685
---------------------------------------------------------------------------------------------------------------------------------
Boyer Stansbury II, L.C.                  Stansbury            $3,588,800.00         $1,182,155.39          $34.80       33,969
---------------------------------------------------------------------------------------------------------------------------------
Boyer-Alta View Associates, Ltd.          Wesley               $3,836,000.00         $1,001,889.25          $34.80       28,789
---------------------------------------------------------------------------------------------------------------------------------

   Total Non-Managing Member Units                            $80,387,513.00        $27,898,722.63                      801,681
                                                              ==============        ==============                      =======
---------------------------------------------------------------------------------------------------------------------------------

Managing Member
Address:
Health Care Property Investors, Inc.                                    with a copy to:
4675 MacArthur Court, Suite 900                                         Latham & Watkins
Newport Beach, California 92660                                         650 Town Center Drive, 20th Floor
Attention:            Edward J. Henning, Esq.                           Costa Mesa, California  92626
Telephone No.:        (949) 221-0600                                    Attention:             David C. Meckler, Esq.
Facsimile No.:        (949) 221-0607                                    Telephone No.:         (714) 540-1235
                                                                        Facsimile No.:         (714) 755-8290

---------------------------------------------------------------------------------------------------------------------------------
Member                         Contribution                Gross Asset    Net Asset Value of         Unit Value       Number of
                                                           Value of       Contribution                                Units
                                                           Contribution
---------------------------------------------------------------------------------------------------------------------------------
Health Care Property           Cash (Initial Closing)         $32,813,385.11      $32,813,385.11         $34.80      942,913
Investors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

Health Care Property           Cash (Subsequent                  $489,374.08         $489,374.08         $34.80       14,062
Investors, Inc.                Closing: 10/30/01)
---------------------------------------------------------------------------------------------------------------------------------

   Total Managing Member Units                                $33,302,759.19      $33,302,759.19                     956,975
                                                              ==============      ==============                     =======
---------------------------------------------------------------------------------------------------------------------------------